Corporate Update Call: Data Presentations at AACR-NCI-EORTC Molecular Targets Conference October 2021 Exhibit 99.3

Disclaimer This presentation contains forward-looking statements and information about our current and future prospects and our operations and financial results, which are based on currently available information. All statements other than statements of historical facts contained in this presentation, including statements regarding our strategy, future financial condition, future operations, projected costs, prospects, plans, objectives of management and expected market growth, are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as ‘‘aim,’’ ‘‘anticipate,’’ ‘‘assume,’’ ‘‘believe,’’ ‘‘contemplate,’’ ‘‘continue,’’ ‘‘could,’’ ‘‘design,’’ ‘‘due,’’ ‘‘estimate,’’ ‘‘expect,’’ ‘‘goal,’’ ‘‘intend,’’ ‘‘may,’’ ‘‘objective,’’ “opportunity,” ‘‘plan,’’ ‘‘predict,’’ ‘‘positioned,’’ ‘‘potential,’’ ‘‘seek,’’ ‘‘should,’’ ‘‘target,’’ ‘‘will,’’ ‘‘would’’ and other similar expressions that are predictions of or indicate future events and future trends, or the negative of these terms or other comparable terminology. These forward-looking statements include express or implied statements about the initiation, timing, progress and results of our current and future clinical trials, including the cohort expansion of our ongoing clinical trial for RLY-4008, the initiation of a clinical trial for RLY-2608 and additional data disclosures for RLY-4008 and RLY-2608, and current and future preclinical studies of our product candidates; the potential therapeutic benefits of our product candidates, including potential efficacy and tolerability, and combination potential of our product candidates; whether preliminary results from our preclinical or clinical trials will be predictive of the final results of the trials or any future clinical trials of our product candidates; the possibility that unconfirmed results from these trials will not be confirmed by additional data as the clinical trials progress; the market opportunities for our product candidates; the expected strategic benefits and potential receipt of payments under our collaborations; our ability to successfully establish or maintain collaborations or strategic relationships for our product candidates; expectations regarding current and future interactions with the U.S. Food and Drug Administration (FDA); our ability to manufacture our product candidates in conformity with the FDA’s requirements; the capabilities and development of our DynamoTM platform; our financial performance; the effect of the COVID-19 pandemic, including mitigation efforts and economic effects, on any of the foregoing or other aspects of our business operations, including but not limited to our preclinical studies and future clinical trials; our plans to develop, manufacture and commercialize our current product candidates and any future product candidates; and the implementation of our business model and strategic plans for our business, current product candidates and any future product candidates. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make due to a number of risks and uncertainties. These and other risks, uncertainties and important factors are described in the section entitled "Risk Factors" in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2021, as well as any subsequent filings with the Securities and Exchange Commission. Any forward-looking statements represent our views only as of the date of this presentation and we undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, the occurrence of certain events or otherwise. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements. Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and our own internal estimates and research. While we believe these third-party studies, publications, surveys and other data to be reliable as of the date of this presentation, we have not independently verified, and make no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, no independent source has evaluated the reasonableness or accuracy of our internal estimates or research and no reliance should be made on any information or statements made in this presentation relating to or based on such internal estimates and research. This presentation contains trademarks, trade names and service marks of other companies, which are the property of their respective owners.

Relay Tx Has Delivered Against All Key Objectives

RELAY THERAPEUTICS

Programs

Program	Goal Set at Time of July 2020 IPO	Status
RLY-4008 *(FGFR2)*	Initiate Phase 1 clinical trial in 2H 2020	✓
	Limit off-target toxicities / be highly selective for FGFR2	✓
	Show initial data to support promising tolerability	✓
	Show initial data demonstrating potential for tumor reduction across a number of FGFR2 alterations and lines of treatment	✓
	Potentially increase addressable population	✓
RLY-2608 *(PI3Kα)*	Design molecule with PI3Kα isoform selectivity	✓
	Design molecule with H1047X mutant selectivity • *Additional mutant selectivity demonstrated in E545X and E542X, potentially increasing addressable patient population to ~100K*	✓
	Begin IND-enabling studies in 2021	✓
RLY-1971 *(SHP2)*	Identify strategic development path • *Genentech partnership*	✓

Dynamo™ Platform and Capabilities

Goal Set at Time of July 2020 IPO	Status
Continue platform evolution • *ZebiAI acquisition*	✓
Build team out across all key functions	✓
Prove clinical development execution • *Excellent enrollment of 2 Phase 1 studies during a global pandemic*	✓
Expand scope of research (genetic diseases)	✓
Create scale in research	✓

Clear focus on execution

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3

FGFR2 – Highlights from Recent RLY-4008 Interim Clinical Data Disclosure Robust inhibition of FGFR2 with promising initial tolerability data Safety and Tolerability Early evidence of tumor regressions across several tumor and alteration types (with 3 out of 6 fusion positive cholangiocarcinoma FGFR-inhibitor naïve patients exhibiting confirmed PRs) Early Efficacy No significant hyperphosphatemia (FGFR1) or diarrhea (FGFR4) observed to-date Selectivity RLY-4008 data support: Implications for Relay Tx Relay Tx’s Dynamo™ platform and approach Relay Tx’s clinical development execution capabilities Ability to achieve rapid proof-of-concept to enable further clinical development RLY-4008 Data Source: RLY-4008 data as presented at 2021 AACR-NCI-EORTC Molecular Targets Conference Preliminary data as of 09-Sept-2021

PI3Kα Opportunity Is Among the Largest Ever for Precision Oncology

Pan-mutant selective drug represents significant clinical opportunity

US Patients – Solid Tumors Incidence (Annual)[1]



~156K
~58K
~99K
E542X, E545X
~9K
H1047X
(excl. H1047R)
~48K
H1047R
KRAS G12C
PI3Kα

PI3Kα alterations observed across multiple tumor types – select indications



US Patients - Comprehensive Incidence (Annual)
H1047X
E542X, E545X
70K
60K
50K
40K
30K
20K
10K
0
15K
10K
5K
0
~58K
~13K
~9K
~7K
~4K
~600
HER2- Breast
Endometrial
KRAS WT CRC[2]
HNSCC[3]
Cervical
CCOC[4]

Relay Tx has a unique understanding of PI3Kα



Kinase domain mutation hotspot H1047
Orthosteric site
Helical domain mutation hotspots E542 and E545

First gen — Pan-PI3K/mTOR inhibitors: Significant toxicity

2010s — Pan-PI3K inhibitors: Significant toxicity

2019 — PI3Kα-predominant inhibitor (alpelisib): PFS benefit with limited TI

Today — Pan-mutant selective inhibitor needed

Sources: FoundationInsights® database; SEER

1. Annual incidence of solid tumors with KRAS G12C, PI3K H1047R, PI3K H1047X, PI3K E542X + E545X alterations; 2. KRAS wild-type colorectal cancer; 3. Head & Neck Squamous Cell Carcinoma; 4. Clear Cell Ovarian Cancer

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PI3Kα – Highlights from Recent RLY-2608 Preclinical Data Disclosure Mutant-selective binding to novel allosteric site discovered by Dynamo™ platform Novel Mechanism Inhibited not only H1047X, but also E542X and E545X, potentially doubling the addressable population, while sparing WT PI3Kα Pan-Mutant Selectivity Achieved tumor regressions in vivo at doses projected to be clinically relevant with significantly reduced impact on glucose metabolism compared to non-mutant selective inhibitors Tolerability RLY-2608 represents the start of Relay Tx’s emerging PI3Kα franchise First-in-human study anticipated to start in 1H22* Approaching Clinic Implications for Relay Tx RLY-2608 Data *Subject to submission and acceptance of IND by the FDA

Relay Tx – We Have Validated Our Approach

Elucidation of novel disease biology → Selection of validated targets → Creation of new medicines → Execution of precision medicines clinical trials → Commercialization and generation of real world data

			DISCOVERY			IND ENABLING	CLINICAL	
			Selection of Validated Target	Motion-Based Hypothesis	Supporting Preclinical Data	Selection of DC	Clinical Execution	Supporting Early Clinical Data
Innovators (Wholly owned programs)	FGFR2	RLY-4008	✓	✓	✓	✓	✓	✓
	PI3Kα Franchise – PI3Kα^{PAN}	RLY-2608 *Pan-mutant allosteric inhibitor*	✓	✓	✓	✓	○	○
	PI3Kα Franchise – PI3Kα^{SPECIFIC}	*H1047R-specific allosteric inhibitor*	✓	✓	✓	○	○	○
	Additional Oncology Programs *(3)*		✓	✓	✓	○	○	○
	Genetic Disease Programs *(2)*		✓	✓	✓	○	○	○
Challengers (Partnered programs)	SHP2 Genentech *A Member of the Roche Group*	RLY-1971	✓	✓	✓	✓	✓	✓

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Relay Tx – Our Vision Current focus Future focus Additional therapeutic areas Additional modalities Franchise expansion Validated targets Small molecule inhibitors Oncology and genetic diseases The more we do, the better we get Motion-Based Drug Design™ Chemical biology insights Deep structural understanding Physics-based simulations AI / ML Dynamo™️ Platform EXPERIMENTATION COMPUTATION Innovator programs FGFR2, PI3Kα Challenger programs SHP2 Collaboration

Innovators (Wholly-owned programs) FGFR2 RLY-4008 Mutant + WT 3-5K Fusion 5-15K Amp/Mut PI3Kα Franchise PI3KαPAN RLY-2608 Pan-mutant allosteric inhibitor RLY-2608 Pan-mutant allosteric inhibitor 25-110K H1047X, E542X, E545X 10-45K H1047R To be announced at DC or clinical start PI3KαSPECIFIC H1047R-specific allosteric inhibitor RLY-1047R H1047R allosteric inhibitor PI3KαOTHER Other PI3Kα allosteric programs Additional Other novel mutant selective mechanisms Other oncology 3 programs To be announced at DC or clinical start Genetic diseases 2 programs To be announced at DC or clinical start Challengers (Partnered programs) SHP2 RLY-1971 55-90K Combo --- --- To be announced at DC or clinical start Extensive Precision Medicines Pipeline Note: Patient #’s refer to total annual number of US patients with late-line cancers compared to comprehensive annual incidence that may be amenable to treatment with our programs Target Program Annual US patient # IND enabling Phase 1 Phase 2 Phase 3 Discovery

Relay Tx Programs

Extensive Precision Medicines Pipeline – Innovators Note: Patient #’s refer to total annual number of US patients with late-line cancers compared to comprehensive annual incidence that may be amenable to treatment with our programs Innovators (Wholly-owned programs) FGFR2 RLY-4008 Mutant + WT 3-5K Fusion 5-15K Amp/Mut PI3Kα Franchise PI3KαPAN RLY-2608 Pan-mutant allosteric inhibitor RLY-2608 Pan-mutant allosteric inhibitor 25-110K H1047X, E542X, E545X 10-45K H1047R To be announced at DC or clinical start PI3KαSPECIFIC H1047R-specific allosteric inhibitor RLY-1047R H1047R allosteric inhibitor PI3KαOTHER Other PI3Kα allosteric programs Additional Other novel mutant selective mechanisms Other oncology 3 programs To be announced at DC or clinical start Genetic diseases 2 programs To be announced at DC or clinical start Challengers (Partnered programs) SHP2 RLY-1971 55-90K Combo --- --- To be announced at DC or clinical start Target Program Annual US patient # IND enabling Phase 1 Phase 2 Phase 3 Discovery

FGFR2 – Highlights from Recent RLY-4008 Interim Clinical Data Disclosure Robust inhibition of FGFR2 with promising initial tolerability data Safety and Tolerability Early evidence of tumor regressions across several tumor and alteration types (with 3 out of 6 fusion positive cholangiocarcinoma FGFR-inhibitor naïve patients exhibiting confirmed PRs) Early Efficacy No significant hyperphosphatemia (FGFR1) or diarrhea (FGFR4) observed to-date Selectivity RLY-4008 data support: Implications for Relay Tx Relay Tx’s Dynamo™ platform and approach Relay Tx’s clinical development execution capabilities Ability to achieve rapid proof-of-concept to enable further clinical development RLY-4008 Data Source: RLY-4008 data as presented at 2021 AACR-NCI-EORTC Molecular Targets Conference Preliminary data as of 09-Sept-2021

FGFR2 – Validated Target Present in Several Tumor Types

Three classes of driver alterations in FGFR2


Fusion
Mutation
Amplification

~3K-5K patients in the US per year[1]

~5K-15K patients in the US per year[1]

FGFR2 alterations are observed across multiple tumor types[2]


8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
FGFR2 Annual Cases
(US, comprehensive)
Breast
Endometrial
Skin Melanoma
Stomach
Lung
Bladder
Cholangio
Pancreatic
CUP
Ovarian
Fusions
Amplifications
Mutations

FGFR2-altered cancers remain a high unmet medical need

Current FDA Accelerated Approvals for FGFR2-Altered Cancers

Tumor Type	FGFR2 Fusion & Rearrangement	FGFR2 Oncogenic Mutation	FGFR2 Amplification
FGFRi-naïve Cholangio-carcinoma	23-36% ORR Pemigatinib Infigratinib	No FDA-approved therapy	No FDA-approved therapy
FGFRi-resistant Cholangio-carcinoma	No FDA-approved therapy	No FDA-approved therapy	No FDA-approved therapy
Other FGFR2-altered solid tumors	No FDA-approved therapy	No FDA-approved therapy	No FDA-approved therapy

Sources: FoundationInsights® database, using 8 copies as the threshold for amplification, and including only mutations with known or likely functional significance; SEER and ACS databases
1. Patient #'s refer to total annual number of US patients with late-line cancers vs. comprehensive annual incidence that may be amenable to treatment with our programs; 2. Cholangio, cholangiocarcinoma; CUP, carcinoma unknown primary

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FGFR2 – Selective Inhibitor Required to Address Large Unmet Medical Need

FGFRi treatment naïve patient population

Second Line: FGFRi Treatment Naïve Precedent

Compound	Company	Stage	FGFR2 Selective	Response Rate	Dosing Schedule	% of Patients with Hyperphosphatemia[1]	% of Patients with Diarrhea	% of Patients Discontinued or Dose Reduced
Pemigatinib	Incyte	Approved[3]	No	36% (ICC)	2 weeks on, 1 week off	94%	47%	23%
Infigratinib	QED therapeutics	Approved[3]	No	23% (ICC)	3 weeks on, 1 week off	90%	24%	75%
Futibatinib	TAIHO	Phase 2/3	No	42% (ICC)	Once daily dosing	91%	~28%	56%
Erdafitinib	Janssen	Approved[3]	No	32% (Urothelial Carcinoma)	Personalized dosing based on phosphate levels[2]	76%	47%	66%

[1] As defined by increased serum phosphate; except for infigratinib which is not specified
[2] Initial dose (8 mg QD) adjusted to 9 mg QD only in absence of hyperphosphatemia
[3] Currently have accelerated approval

High toxicity limits efficacy of non-selective FGFR inhibitors

Late-Line: Retreating with Chemo Precedent

Regimen	Trial	Stage	Population	Response Rate	Progression-Free Survival *(median)*	Overall Survival *(median)*	% Deaths Due to Chemo	% of Patients Discontinued or Dose Reduced
FOLFOX Chemotherapy	ABC-06	Phase 3	All Comers, 2L	3% (ICC)	3.3 months (ICC)	5.7 months (ICC)	4%	74%

Late-line treatment with chemotherapy can be highly toxic and only results in incremental efficacy

A selective inhibitor of FGFR2 with broad activity against acquired resistance mutations is necessary to address significant unmet need in patients with FGFR2-altered tumors

Sources: Pemigatinib – Prescribing information; Infigratinib – Prescribing information; Futibatinib/TAS-120 – AACR 2021 (diarrhea %s approximated from presentation); Erdafitinib – Prescribing information; N.R. = not reported; FOLFOX – ABC-06 Publication in Lancet Oncology 2021

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14

FGFR2 – Standard Approach to Discovery Has Had Limited Success Standard Approach FGFR1 FGFR2

FGFR2 – Increasing Experimental Resolution Reveals New Opportunities FGFR1 FGFR2 Down Up Down Up Down Up Down Up Down Up Up Up Down Down Down Up Exploiting the dynamic difference between FGFR1 and FGFR2 enabled Relay Tx to design a selective FGFR2 inhibitor We predicted that a segment of FGFR1 would be fully extended outwards more frequently than the same segment in FGFR2

FGFR2 – RLY-4008 Is Potentially the First Highly Selective Irreversible FGFR2 Inhibitor Pan-FGFR Inhibitors RLY-4008 AZD4547 Erdafitinib Pemigatinib Futibatinib FGFR2 Note: Single experiment that tested each compound run at 500nM against 468 targets in the absence of ATP and without preincubation Source: KINOMEscanTM by Eurofins DiscoverX FGFR1 FGFR2 FGFR3 FGFR4 Percent Control Percent Control

FGFR2 – RLY-4008 Designed to be Active Against Resistance Mechanisms

Reported on target resistance mutations for pan-FGFR inhibitors


Incidence of mutation in 23 patients
0
2
4
6
8
10
12
14
16
18
20
22
T
K
H
D
L
I
F
F
V
M538I
N550
V565
E566A
L618
K660M
Kinase domain

Activity against acquired resistance mutations


Gatekeeper
Molecular Brake
Other
V565F
V565L
V565I
N550K
E566A
K642N
L618V
K660M
M538I
RLY-4008
Pemigatinib
Infigratinib
Futibatinib
Erdafitinib
Debio-1347
KEY:
Potency Fold Change
1
25
>50
Decreasing potency on resistance mutation

Note: Left figure adapted from: Goyal L et al. 32nd EORTC/AACR/NCI Virtual Symposium. Abstract 49 and Varghese AM et al. JCO Precision Oncology. 2021;5: 44-50. Heat map displaying fold-change in potency (IC_{50}) for the indicated inhibitors against FGFR2 WT and the indicated FGFR2 mutant. Numbering of mutant residues refers to the FGFR2 IIIb isoform. Fold-change of 1 indicates equivalent potency on FGFR2 WT and the indicated FGFR2 mutant.

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FGFR2 – RLY-4008 Has Potent In Vivo Antitumor Activity Against Primary FGFR2 Alterations and Common Resistance Mutations Note: End-of-treatment waterfall plots (change in tumor volume) for tumor models treated with 30 mg/kg RLY-4008 or the indicated pan-FGFRi used at doses equivalent to their recommended human doses. CC6702 cholangiocarcinoma xenograft with FGFR2-TTC28 fusion (Figure A); ICC13-7 cholangiocarcinoma xenograft harboring FGFR2-OPTN fusion with an V565F gatekeeper resistance mutation introduced by CRISPR (Figure B); Gastric adenocarcinoma PDX, FGFR2-WDR11 fusion (Figure C); AN3 CA endometrial adenocarcinoma xenograft, with FGFR2 N550K activating mutation (Figure D); and SNU-16 gastric carcinoma xenograft with FGFR2 amplification (FGFR2 copy number=39) (Figure E). ICC: Intrahepatic cholangiocarcinoma. A. FGFR2-fusion+ ICC FGFRi-naïve B. FGFR2-fusion+ ICC FGFRi-resistant (V564F mutation) C. FGFR2-fusion+ non-ICC D. FGFR2-mutation+ (N549K mutation) E. FGFR2-amplification+ (Copy number=38) A. FGFR2-fusion+ ICC FGFRi-naïve B. FGFR2-fusion+ ICC FGFRi-resistant (V565F mutation) C. FGFR2-fusion+ non-ICC D. FGFR2 activating mutation+ (N550K mutation) E. FGFR2-amplification+ (Copy Number=39)

FGFR2 – RLY-4008 First-in-Human (FIH) Study Design

Key Objectives:
MTD/RP2D, safety, pharmacokinetics, biomarkers (ctDNA, tumor markers), preliminary anti-tumor activity

Part 1: Dose Escalation – Enrolling

49 patients recruited over first ~1 year → excellent execution to-date

- **Unresectable or metastatic solid tumors**
- **FGFR2-alterations per local assessment (tumor tissue or blood)**
- **Both FGFRi-naïve & FGFRi-treated allowed**

First patient treated in Sept 2020

RP2D →

Part 2: Dose Expansion – Anticipated to Open by YE'21

- *FGFR2*-fusion+ intrahepatic cholangiocarcinoma **without prior FGFRi**
- *FGFR2*-fusion+ intrahepatic cholangiocarcinoma **with prior FGFRi**
- *FGFR2*-fusion+, non intrahepatic cholangiocarcinoma with/without prior FGFRi
- *FGFR2*-mutant, advanced solid tumors with/without prior FGFRi
- *FGFR2*-amplified, advanced solid tumors with/without prior FGFRi

Orally dosed; BID and QD schedules explored using the Bayesian Optimal Interval Escalation (BOIN) design; Starting dose was 50 mg BID

MTD, maximum tolerated dose; RP2D: recommended phase 2 dose.

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FGFR2 – RLY-4008 FIH Study: Baseline Characteristics Source: RLY-4008 data as presented at 2021 AACR-NCI-EORTC Molecular Targets Conference ECOG, Eastern Cooperative Oncology Group; PS, performance status; RECIST v1.1, Response Evaluation Criteria in Solid Tumors version 1.1. *Soft tissue sarcoma patient enrolled in dose escalation without a documented oncogenic FGFR2 genomic alteration. Parameter Total (N=49) Sex, n (%) Female 29 (59%) Male 20 (41%) Age (years), median (range) 60  (23-87) Race, n (%) White 38 (78%) Asian 6 (12%) Black/African American 4 (8%) Unknown 1 (2%) ECOG PS, n (%) 0-1 46 (94% ) 2 3 (6%) Prior lines of  systemic therapy, n (%) 1 9 (18%) 2 11 (23%) 3+ 29 (59%) Parameter Total (N=49) Tumor types, n (%) Cholangiocarcinoma (CCA) 40 (82%) Breast cancer 4 (8%) Endometrial cancer 1 (2%) Prostate adenocarcinoma 1 (2%) Soft-tissue sarcoma* 1 (2%) Uterus 1 (2%) Melanoma (rectum) 1 (2%) Baseline sum of target lesions (RECIST v1.1, cm), median (range) 9.3 cm (1.4-22.0) FGFR2 oncogenic alteration, n (%) 48/49 (98%) FGFR2 fusion 32 (67%) FGFR2 mutation 12 (25%) FGFR2 amplification   4 (8%) Preliminary data as of 09-Sept-2021

FGFR2 – RLY-4008 FIH Study:
Pharmacokinetics and Predicted Receptor Occupancy Support QD Dosing

RELAY THERAPEUTICS

RLY-4008 BID Schedule



10000
1000
100
RLY-4008 Concentration (mean + SD) (ng/mL)
98%
Receptor Occupancy (RO)
95% RO
90% RO
85% RO
20 mg
30 mg
50 mg
100 mg
0
2
4
6
8
10
12
Time (hr)
Steady state (Cycle 1 Day 15)

RLY-4008 QD Schedule



10000
1000
100
RLY-4008 Concentration (mean + SD) (ng/mL)
98%
Receptor Occupancy (RO)
95% RO
90% RO
85% RO
75% RO
20 mg
30 mg
40 mg
50 mg
70 mg
0
4
8
12
16
20
24
Time (hr)
Steady state (Cycle 1 Day 15)

Half-life ~15-30h supports QD dosing

RLY-4008 showed ≥85 % predicted median receptor occupancy (based on modeling) across all dose levels
Pemigatinib 13.5mg QD achieves 76% inhibition of FGFR2 at trough*

Source: RLY-4008 data as presented at 2021 AACR-NCI-EORTC Molecular Targets Conference; Pemigatinib – NDA Multi-Disciplinary Review Document, pg 70
BID, twice a day; QD, once a day; RO, receptor occupancy. Predicted receptor occupancy: projected level of engagement of oncogenic FGFR2 at given plasma concentration. Error bars correspond to the standard deviation measures.
*Pemigatinib label: 13.5 mg orally once daily for 14 days followed by 7 days off therapy treatment regimen

Confidential | © 2021 Relay Therapeutics

Preliminary data as of 09-Sept-2021

22

FGFR2 – RLY-4008 FIH Study: Parallel Bayesian Dose Optimization Ongoing MTD not defined per protocol, RP2D selection is ongoing with the QD dosing schedule Preliminary data as of 09-Sept-2021 Dose reductions 2020 2021 SEP OCT NOV DEC JAN FEB MAR APR MAY JUN JUL AUG SEP Dose cohort enrollment periods – Bayesian dose optimization with enrichment (ongoing) DLT rate Deprioritized 6/7 (86%) 2/7 (29%) 50 BID 3/3 (100%) 2/3 (67%) 100 BID 2/3 (67%) 1/3 (33%) 30 BID 1/4 (25%) 0/4 (0%) 20 BID RLY-4008 QD dose optimization continues 1/7 (14%) 0/7 (0%) 70 QD 4/11 (36%) 1/11 (9%) 50 QD 0/4 (0%) 0/4 (0%) 30 QD 0/5 (0%) 0/5 (0%) 20 QD 0/5 (0%) 0/5 (0%) 40 QD Enrollment ongoing Source: RLY-4008 data as presented at 2021 AACR-NCI-EORTC Molecular Targets Conference

Tolerability Profile of Pan-FGFR Inhibitors for Relevant FGFR1 and FGFR4 AEs Sources: Infigratinib (Truseltiq) Prescribing Information; Pemigatinib (Pemazyre) Prescribing Information; Futibatinib – AACR 2021 Presentation (Goyal et al) (diarrhea %s approximated from presentation) ~ ~ ~ Hyperphosphatemia Diarrhea

FGFR2 – RLY-4008 FIH Study: Initial Evidence of RLY-4008’s FGFR2 Selectivity Hyperphosphatemia Diarrhea Preliminary data as of 09-Sept-2021 Source: RLY-4008 data as presented at 2021 AACR-NCI-EORTC Molecular Targets Conference

FGFR2 – RLY-4008 FIH Study:
Initial Support for FGFR1- and FGFR4-Inhibition Sparing in the Clinic

BID Schedule



20 mg
30 mg
50 mg
100 mg
Phosphate (mg/dL)
8
6
4
2
0
Normal range
SCREEN
C1D1
C1D8
C1D15
C1D22
C2D1
C2D15
C3D1
C4
C5
C6
C7
C8
C9
C10
C11
C12
EOT
Visit

QD Schedule



20 mg
30 mg
40 mg
50 mg
70 mg
Phosphate (mg/dL)
8
6
4
2
0
Normal range
SCREEN
C1D1
C1D8
C1D15
C1D22
C2D1
C2D15
C3D1
C4
C5
C6
C7
EOT
Visit

FGFR1 sparing: Hyperphosphatemia: n=9/49 (18%) patients, all low grade (Grade 1-2). Only 1/49 (2%) patients was prescribed phosphate binders.
FGFR4 sparing: Diarrhea: n=3/49 (6%) patients, all low grade (Grade 1-2) and unrelated.

Source: RLY-4008 data as presented at 2021 AACR-NCI-EORTC Molecular Targets Conference
EOT, End of Treatment

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Preliminary data as of 09-Sept-2021

26

FGFR2 – RLY-4008 FIH Study: Treatment-Emergent Adverse Events (TEAEs) ≥ 20% No Grade 4-5 AE Most AEs are low-grade, including hyperphosphatemia and diarrhea TEAEs profile consistent with FGFR1- and FGFR4-sparing Retinopathy/Retinal Pigment Epithelial Detachment (RPED): 7 cases BID n=4/17 (24%) QD n=3/32 (9%) All events were Gr 1-2, self-limiting or resolved upon treatment interruption QD Schedule (n = 32) Source: RLY-4008 data as presented at 2021 AACR-NCI-EORTC Molecular Targets Conference; Bemarituzumab ASCO 2021 Presentation. This presentation notes corneal AEs are defined by Standardised MedDRA Queries (SMQ) of corneal disorders, which includes dry eye. *Included preferred terms of nail disorder, nail discoloration, nail ridging, onychalgia, onychoclasis, onycholysis, onychomadesis, paronychia. **Included preferred terms of retinal pigment epithelium detachment, retinopathy, blurred vision, subretinal fluid. Preliminary data as of 09-Sept-2021 BID Schedule (n=17) QD Schedule (n=32) RLY-4008 QD dosing Dry eye: 9% all grades, 0% grade 3+ Corneal AEs: 13% all grades, 0% grade 3+ Bemarituzumab (Phase 2) Dry eye: 26% all grades, 3% grade 3+ Corneal AEs: 67% all grades, 24% grade 3+

Tolerability Profile of Pan-FGFR Inhibitors



0% 20% 40% 60% 80% 100%
Hyper-phosphatemia
Futibatinib 91%
Pemigatinib 94%
Infigratinib 90%
Diarrhea
Futibatinib ~28%
Pemigatinib 47%
Infigratinib 24%
Nausea
Futibatinib n/a
Pemigatinib 40%
Infigratinib 19%
Vomiting
Futibatinib n/a
Pemigatinib 27%
Infigratinib 21%
Abdominal pain
Futibatinib n/a
Pemigatinib 23%
Infigratinib 26%
Fatigue
Futibatinib ~25%
Pemigatinib 42%
Infigratinib 44%
Stomatitis
Futibatinib ~20%
Pemigatinib 35%
Infigratinib 56%
Dry mouth
Futibatinib ~30%
Pemigatinib 34%
Infigratinib 25%
Nail toxicities¹
Futibatinib 47%
Pemigatinib 43%
Infigratinib 57%
PPE²
Futibatinib 21%
Pemigatinib 15%
Infigratinib 33%
Alopecia
Futibatinib ~32%
Pemigatinib 49%
Infigratinib 38%
Dry skin
Futibatinib ~27%
Pemigatinib 20%
Infigratinib 23%
Dry eye
Futibatinib ~16%
Pemigatinib 35%
Infigratinib 44%
Retinal disorders
Futibatinib 8%
Pemigatinib 6%
Infigratinib 11%
ALT elevation³
Futibatinib 27%
Pemigatinib 43%
Infigratinib 51%
AST elevation⁴
Futibatinib 27%
Pemigatinib 43%
Infigratinib 38%
Grade 1-2
Grade 3+

Sources: Infigratinib (Truseltiq) Prescribing Information; Pemigatinib (Pemazyre) Prescribing Information; Futibatinib – AACR 2021 Presentation (Goyal et al) (%s approximated from presentation for dry eye, alopecia, dry skin, diarrhea, fatigue, dry mouth, stomatitis)
1. Nail toxicities Includes onycholysis, nail disorder, nail discoloration, onychomadesis, paronychia; 2. PPE stands for Palmar plantar erythrodysesthesia syndrome (hand foot syndrome); 3. alanine transaminase;
4. aspartate aminotransferase

Confidential | © 2021 Relay Therapeutics 28

FGFR2 – RLY-4008 FIH Study:
Promising Emerging Tolerability Profile of FGFR2 Selective Targeting

RLY-4008 data reflect QD population only, with QD dose optimization ongoing



0% 20% 40% 60% 80% 100%
Hyper-phosphatemia RLY-4008 16%
Diarrhea RLY-4008 3%
Nausea RLY-4008 22%
Vomiting RLY-4008 3%
Abdominal pain RLY-4008 9%
Fatigue RLY-4008 25%
Stomatitis RLY-4008 31%
Dry mouth RLY-4008 28%
Nail toxicities1 RLY-4008 25%
PPE2 RLY-4008 19%
Alopecia RLY-4008 13%
Dry skin RLY-4008 9%
Dry eye RLY-4008 9%
Retinal disorders RLY-4008 9%
ALT elevation3 RLY-4008 9%
AST elevation4 RLY-4008 16%
Grade 1-2
Grade 3

On-target AEs have been mostly low grade (no Gr 4/5, < 10% in the QD dosing regimen), and all of them have been reversible, manageable with dose modification or no intervention and monitorable

Source: RLY-4008 data as presented at 2021 AACR-NCI-EORTC Molecular Targets Conference
1. Nail toxicities Includes onycholysis, nail disorder, nail discoloration, onychomadesis, paronychia; 2. PPE stands for Palmar plantar erythrodysesthesia syndrome (hand foot syndrome); 3. alanine transaminase;
4. aspartate aminotransferase

Confidential | © 2021 Relay Therapeutics

Preliminary data as of 09-Sept-2021

29

FGFR2 – RLY-4008 FIH Study: RLY-4008 Induced Radiographic Tumor Regression in FGFR Inhibitor-Naïve FGFR2-Fusion+ Cholangiocarcinoma Source: RLY-4008 data as presented at 2021 AACR-NCI-EORTC Molecular Targets Conference *Confirmed PR; #Tumor resection after data cut off. FGFRi, fibroblast growth factor receptor inhibitor PR, partial response. Preliminary data as of 09-Sept-2021 Best RECIST change from baseline 3/6 patients exhibit a confirmed PR 3/6 patients ongoing on treatment, and 1 patient had resection with curative intent Relative change from baseline in tumor size Pan-FGFR benchmark in this population is 23-36% ORR * * * # 70 QD Resection 50 QD 30 QD ## Most Recent Dose 50 QD Doses 100 BID 50 BID 70 QD 50 QD 30 QD 70 QD 30 QD 30 QD (ongoing) Dose reduced patient with deepening response over time Doses 100 BID 50 BID 70 QD 50 QD 30 QD

FGFR2 – RLY-4008 FIH Study: RLY-4008 Resulted in Near Complete Regression in a Patient with FGFR2-Fusion, FGFRi-Naïve Cholangiocarcinoma, Leading to Surgical Resection

35-year-old male with FGFR2-FLIP1 fusion ICC. Prior treatment: Gemcitabine/Cisplatin

70 mg QD dosing (no dose modification). Relevant AEs: Gr 1 dry eye, Gr 1 onycholysis, Gr 2 stomatitis

	Target Lesion 1 (liver lesion)	Target Lesion 2 (liver lesion)	Target Lesion 3 (lymph node)



Baseline
Cycle 7
31.9 mm
13.2 mm
19.0 mm
19.1 mm
Lesion not detected
Lesion not detected
12.4 mm
10.2 mm

31.9 mm → Not detected	13.2 mm → Not detected	19.0 mm → 10.2 mm

Confirmed PR (near CR) -83% by RECIST v1.1

Patient underwent resection with curative intent

Source: RLY-4008 data as presented at 2021 AACR-NCI-EORTC Molecular Targets Conference
Courtesy: Dr. V. Sahai (U Michigan)

Confidential | © 2021 Relay Therapeutics

Preliminary data as of 09-Sept-2021

31

FGFR2 – RLY-4008 FIH Study: RLY-4008 Exhibited Activity in Pan-FGFR Inhibitor Resistant FGFR2-Fusion Cholangiocarcinoma Regardless of FGFR2 Resistance Mutations

RELAY THERAPEUTICS



N550
V565
E566
L618
No resistance mutation detected at baseline
Testing pending
Best Change from Baseline (%) by RECIST
50
40
30
20
10
0
-10
-20
-30
-40
-50
50 BID
50 QD
20 BID
50 QD
40 QD
50 QD
50 BID
20 BID
40 QD
30 QD
50 QD



N550
V565
E566
L618
Best Change from Baseline (%) by RECIST
50
40
30
20
10
0
-10
-20
-30
-40
-50
30 BID
20 BID
50 BID
50 QD
50 BID
50 BID
100 BID
50 QD
20 BID
50 QD

- Resistance mutation cleared at C2D1
- Resistance mutation not cleared at C2D1
- No resistance mutation at baseline
- Testing pending

13/21 (62%) patients with tumor reduction > 10%

7/10 (70%) patients with FGFR2 resistance mutations at baseline had all identified resistance mutations rendered undetectable at C2D1

Clearance of resistance clones implies greater duration in earlier line patients

Source: RLY-4008 data as presented at 2021 AACR-NCI-EORTC Molecular Targets Conference

Note: (N550, N549), (V565, V564), (E566, E565), (L618, L617) are different terminology for the same mutated site; ctDNA, circulating DNA; FGFRi, fibroblast growth factor receptor inhibitor

Confidential | © 2021 Relay Therapeutics

Preliminary data as of 09-Sept-2021

32

FGFR2 – RLY-4008 FIH Study: RLY-4008 Produced Tumor Regression in a Patient with FGFR2-Fusion+ Cholangiocarcinoma Pretreated with Futibatinib

RELAY THERAPEUTICS

51-year-old female with FGFR2-CIT fusion ICC. Prior treatments: Gemcitabine/Cisplatin, Futibatinib

Pelvic lesions

Baseline


60 x 46 mm
42 x 35 mm
60.0 mm
(3D)
42.0 mm
(3D)
46.0 mm
(3D)
35.0 mm
(3D)

Sustained tumor reduction at Cycle 7

- 21% by RECIST v1.1

Cycle 7


53 x 27 mm
23 x 22 mm
52.9 mm
(3D)
27.0 mm
(3D)
23.0 mm
(3D)
22.1 mm
(3D)

Antitumor activity:

Sustained tumor reduction at C7 (-21% per RECIST v1.1)

Safety and tolerability:

No dose interruption or modification

RLY-4008 treatment is ongoing (50 mg QD)

ctDNA:

Baseline FGFR2-E566V mutation is undetectable at C2D1


100
10
1
0.1
ND
Allele frequency
C1 D1
C2 D1
FGFR2 E566V
AID1A Q781fs
AID1A Q782T
HNF1A G288G
FGFR2
Somatic
Germline

Source: RLY-4008 data as presented at 2021 AACR-NCI-EORTC Molecular Targets Conference
Note: E566 and E565 are different terminology for the same mutated site
Courtesy: Dr. L. Goyal (Mass. General Hospital)

Confidential | © 2021 Relay Therapeutics

Preliminary data as of 09-Sept-2021

33

Unconfirmed PR

FGFR2 – RLY-4008 FIH Study: Yet to Be Confirmed Partial Response with 30mg QD in FGFR2 Fusion+ CCA Pretreated with Infigratinib

RELAY THERAPEUTICS

65-year-old male with FGFR2-WAC fusion CCA and 3 FGFR2 resistance mutations: N550K, N550D, V565I.
Prior FGFR treatment: Infigratinib. RLY-4008 treatment is ongoing at C3 (30 mg QD).


Multifocal right lobe liver lesions
Manubrium bone lesion
Baseline
Cycle 3
Reduction of the multifocal liver lesions
Clear tumor reduction of the right lobe liver met
Complete regression of the lesion

PR (cycle 3)
-72% by RECIST v1.1
(pending confirmation)

Efficacy data received after data lock and not included in the October 8 AACR-NCI-EORTC Molecular Targets Conference presentation data

Chest pain resolution within 2 weeks of initiating RLY-4008 dosing

No dose interruption
No dose reduction

Note: (N550, N549), (V565, V564) are different terminology for the same mutated site
Courtesy: Dr. V. Subbiah (MD Anderson)

Confidential | © 2021 Relay Therapeutics
Data as of 01OCT21- post data lock
34

FGFR2 – RLY-4008 FIH Study: RLY-4008 Showed Radiographic Tumor Regression in FGFR2 Oncogenic Mutations and in FGFR2 Amplifications

RELAY THERAPEUTICS

FGFR2 Oncogenic Mutations



Best Change from Baseline (%) by RECIST
60
50
40
30
20
10
0
-10
-20
-30
-40
-50
-60
-70
-80
-90
30 QD
70 QD
30 BID
70 QD
70 QD
30 QD
*
70 QD
^
40 QD
Tumor Type
EC
CCA
BC
CCA
CCA
BC
BC
CCA
Mutation
S252W
F276C
N550K
F276C
H167_N173del
K660E
N550K
C383R
Cholangiocarcinoma (CCA)
Breast cancer (BC)
Endometrial cancer (EC)

FGFR2 Amplifications



Best Change from Baseline (%) by RECIST
30
20
10
0
-10
-20
-30
-40
-50
-60
-70
-80
-90
70 QD
100 BID
50 BID
Patient remains on treatment in C12 at 50mg QD
Tumor Type
BC
CCA
CCA
Amplification
FC 3.0
CN 4-5
CN >50
Cholangiocarcinoma (CCA)
Breast cancer (BC)

No FDA-approved FGFR targeted therapies

Source: RLY-4008 data as presented at 2021 AACR-NCI-EORTC Molecular Targets Conference
*Confirmed PR with increased tumor reduction after data cut; ^PR pending confirmation.
FC, fold change; CN, copy number.

Confidential | © 2021 Relay Therapeutics

Preliminary data as of 09-Sept-2021

35

FGFR2 – RLY-4008 FIH Study: RLY-4008 Resulted in Confirmed PR in a Patient with Heavily Pretreated FGFR2 N550K Mutant Breast Cancer

RELAY THERAPEUTICS

60-year-old female with breast cancer ER+ HER2- ESR1 mut PIK3CA mut FGFR2 N550K-mut, 12 prior lines of therapy including Alpelisib (PI3Ki) + Palbociclib (CDKi)

Liver lesion

Baseline



Confirmed PR at Cycle 5

- 41% by RECIST v1.1

Cycle 5



Antitumor activity:

Confirmed PR at Cycle 5: -41% (after data cut off), initial PR at Cycle 3 : -30%

Significant reduction in CA 15-3 by Cycle 2: –62%

Safety and tolerability

Relevant AEs: G2 PPE, G1 stomatitis, G1 nail changes

No dose reduction; RLY-4008 treatment is ongoing (70 mg QD)

First ever known reported response in FGFR2 mutated breast cancer for an FGFR inhibitor

Source: RLY-4008 data as presented at 2021 AACR-NCI-EORTC Molecular Targets Conference
Note: N550 and N549 are different terminology for the same mutated site
Courtesy: Dr. A. Schram (MSKCC)

Confidential | © 2021 Relay Therapeutics

Preliminary data as of 09-Sept-2021

36

FGFR2 – RLY-4008 FIH Study: Time on Treatment and Response by FGFR2-Alteration N=48 patients 26/48 patients (54%) ongoing on treatment Most treatment discontinuations (73%) due to Progressive Disease Duration on treatment: range 4-45 weeks Preliminary data as of 09-Sept-2021 Source: RLY-4008 data as presented at 2021 AACR-NCI-EORTC Molecular Targets Conference FGFRi, fibroblast growth factor receptor inhibitor; NE, not evaluable; PR, partial response; PD, progressive disease; SD, stable disease.

FGFR2 – RLY-4008 FIH Study: RLY-4008 Initial Observations

Selectivity Data	**RLY-4008 is potentially the first highly selective FGFR2 inhibitor in the clinic that targets driver alterations and FGFR inhibitor resistance mutations**
Safety and Tolerability Data	**Robust FGFR2 inhibition observed with ≥ 85% receptor occupancy and minimal off-isoform toxicity to-date across a wide dose range** **Promising QD PK and generally well-tolerated profile**
Early Efficacy Data	**Encouraging anti-tumor activity** • **FGFRi-naïve, FGFR2-fusion+ cholangiocarcinoma: 3/6 patients with confirmed partial responses** • **FGFRi-resistant, FGFR2-fusion+ cholangiocarcinoma: 62% patients showed tumor shrinkage ≥10%** • **Early signs of activity also observed in FGFR2-mutant and -amplified tumors, beyond cholangiocarcinoma** **Interim results support selective targeting of FGFR2 and suggest RLY-4008 has potential to overcome FGFRi resistance**

Source: RLY-4008 data as presented at 2021 AACR-NCI-EORTC Molecular Targets Conference

Confidential | © 2021 Relay Therapeutics
Preliminary data as of 09-Sept-2021
38

PI3Kα – Highlights from Recent RLY-2608 Preclinical Data Disclosure Mutant-selective binding to novel allosteric site discovered by Dynamo™ platform Novel Mechanism Inhibited not only H1047X, but also E542X and E545X, potentially doubling the addressable population, while sparing WT PI3Kα Pan-Mutant Selectivity Achieved tumor regressions in vivo at doses projected to be clinically relevant with significantly reduced impact on glucose metabolism compared to non-mutant selective inhibitors Tolerability RLY-2608 represents the start of Relay Tx’s emerging PI3Kα franchise First-in-human study anticipated to start in 1H22* Approaching Clinic Implications for Relay Tx RLY-2608 Data *Subject to submission and acceptance of IND by the FDA

PI3Kα – Existing Inhibitors Establish POC but Have Limited Therapeutic Window Data from PhI/Ib Inavolisib Combination Trial in HR+, HER2-, PIK3CAmut mBC presented at SABC 2020 Dose modifications: 36% Hyperglycemia: 61% (23% Grade 3/4) GI toxicity: 48% Rash: 19% Dose modifications: 64% Hyperglycemia: 64% (36% Grade 3/4) GI toxicity: 58% Rash: 36% André F et.al., N Engl J Med. 2019 May 16;380(20):1929-1940 Confirmed response rate: Alpelisib + Fulvestrant 26.6% Placebo + Fulvestrant 12.8% Triple combo confirmed response rate in HR+ BC: 40% Alpelisib + fulvestrant vs. placebo + fulvestrant GDC-0077 + fulvestrant + palbociclib

PI3Kα – Relay Tx Has a Unique Understanding of PI3Kα

RELAY THERAPEUTICS

KRAS experience teaches us pan-mutant coverage is required

Similarities between PI3K and KRAS:

- ✓ Clear oncogenic driver
- ✓ Mutations cluster at a few key hotspots
- ✓ Hotspot mutations can occur with multiple different alleles

KRAS G12C

Examples of on-target resistance mechanisms:

- KRAS G13D
- KRAS G12V
- KRAS Y96D

On-target resistance to mutation-specific inhibitors can result in escape via different allele at same site or mutation at another hotspot

Relay Tx has a unique understanding of PI3Kα

Kinase domain mutation hotspot H1047

Orthosteric site



Helical domain mutation hotspots E542 and E545

RLY-2608 (pan-mutant selective) is the foundation of our franchise

PI3Kα Franchise		
	PI3Kα[PAN]	**RLY-2608** *Pan-mutant allosteric inhibitor*
	PI3Kα[SPECIFIC]	*H1047R-specific allosteric inhibitor*
	PI3Kα[OTHER]	*Other PI3Kα allosteric programs*

Source: Hata, Helst, & Corcoran et al, *Cancer Discovery* 2021

Confidential | © 2021 Relay Therapeutics

41

PI3Kα – Proprietary Insights Unlock Additional Approaches A differentiated understanding of the structure of PI3Kα and its relationship to function equips Relay Tx to design optimal mutant-selective inhibitors of PI3Kα Designed mutant selective PI3Kα inhibitor Discovered novel allosteric pocket favored in mutant protein Solved first full-length structures of PI3Kα (mutant and wild-type) Mutant PI3Kα Orthosteric Site

PI3Kα – RLY-2608 Has Shown Mutant and Isoform Biochemical Selectivity

Mutant vs. WT PI3Kα potency



RLY-2608 has shown biochemical selectivity for mutant over wild type PI3Kα
Potency (nM)
50
45
40
35
30
25
20
15
10
5
0
H1047R
E542K
E545K
WT
H1047R
E542K
E545K
WT
H1047R
E542K
E545K
WT
Alpelisib
GDC-0077
RLY-2608

Mutant PI3Kα vs. other isoform potency



RLY-2608 was inactive on other isoforms
δ (delta) isoform is an important anti-target for GI toxicity
Potency (nM)
11,000
10,000
9,000
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
α-mut
β
δ
γ
α-mut
β
δ
γ
α-mut
β
δ
γ
PI3K Isoforms
Alpelisib
GDC-0077
RLY-2608

Confidential | © 2021 Relay Therapeutics
43

PI3Kα – RLY-2608 Is Selective Across the Kinome RLY-2608 inhibited only PI3Kα, with preferential inhibition of mutant

PI3Kα – RLY-2608 Inhibited Mutant PI3Kα More Potently in Cells RLY-2608 was more potent against mutant cells Orthosteric binders were equipotent between WT and mutant Alpelisib GDC-0077 RLY-2608

PI3Kα – RLY-2608 Potently Inhibited Signaling and Viability in PIK3CA Mutant Cancer Cell Lines Activity observed in both kinase and helical domain mutant cell lines Activity observed in both kinase and helical domain mutant cell lines pAKT Viability

PI3Kα – In Vivo Tumor Regressions Across Both Mutation Hotspots (Mouse Study)

H1047R mutant (HCC1954) (mouse)



Tumor Volume (Mean ± SEM, mm3)
2500
2000
1500
1000
500
0
Days of Treatment
0
10
20
30
40
Vehicle
Alpelisib PO 50mpk QD
GDC-077 25mg/kg QD
RLY-2608 25mg/kg BID
RLY-2608 50mg/kg QD
RLY-2608 100mg/kg BID

E545K mutant (MDAMB361) (mouse)[1]



Tumor Volume (Mean ± SEM, mm3)
2000
1500
1000
500
400
300
200
100
0
Days of Treatment
0
10
20
30
40
Vehicle
Alpelisib PO 50mpk QD
GDC-077 25mg/kg QD
RLY-2608 25mg/kg BID
RLY-2608 50mg/kg QD
RLY-2608 100mg/kg BID

RLY-2608 achieved max efficacy with less insulin than orthosteric inhibitors[2]



Insulin levels after repeat dosing in tumor-bearing mice
Insulin levels (ng/mL)
20
15
10
5
0
4 12 4 12 4 12 4 12 4 12 4 12
Time (hr)
Vehicle
Alpelisib PO 50mpk QD
GDC-0077 25mg/kg QD
RLY-2608 25 mg/kg BID
RLY-2608 50mg/kg QD
RLY-2608 100mg/kg BID

Consistent results for 1-hour time point[3]

IND enabling studies initiated, with clinical start expected in 1H 2022[4]

1. This model also carries a second mutation at K567R; 2. HSC2 model; 3. Consistent results observed at 1hr timepoint in MCF7 (E545K) model; 4. Subject to submission and acceptance of IND by the FDA

Confidential | © 2021 Relay Therapeutics

47

PI3Kα – RLY-2608 Had Reduced Impact on Glucose Homeostasis (28-Day Dog Study)

Inhibition of WT PI3Kα leads to hyperglycemia



Tumor cell
Liver cell
InsR
PI3Ki
PI3K
InsR
PI3Ki
PI3K
Glycogen
Incomplete blockade of PI3K signaling
Insulin
Glucose
Less uptake increases glucose in blood
Glucose
Increased glucose leads to insulin feedback
Pancreas

Adapted from Hanker Cancer Disc 2019

Repeat dosing of RLY-2608 did not cause hyperglycemia in tox species (dog)



28-Day Repeat Dose Dog Study
Glucose levels (mg/dL)
200
150
100
50
0
0 4 8 12 0 4 8 12 0 4 8 12 0 4 8 12
Time (hr)
Control
RLY-2608 10mg/kg/day
RLY-2608 20mg/kg/day
RLY-2608 50mg/kg/day

Equivalent exposures to efficacious mouse doses

Projected human oral bioavailability ~60% and half-life ~16h

In higher species, dosing of RLY-2608 for 28 days showed no histopathological or ophthalmic findings associated with hyperglycemia

Confidential | © 2021 Relay Therapeutics
48

Extensive Precision Medicines Pipeline – Challengers Note: Patient #’s refer to total annual number of US patients with late-line cancers compared to comprehensive annual incidence that may be amenable to treatment with our programs Innovators (Wholly-owned programs) FGFR2 RLY-4008 Mutant + WT 3-5K Fusion 5-15K Amp/Mut PI3Kα Franchise PI3KαPAN RLY-2608 Pan-mutant allosteric inhibitor RLY-2608 Pan-mutant allosteric inhibitor 25-110K H1047X, E542X, E545X 10-45K H1047R To be announced at DC or clinical start PI3KαSPECIFIC H1047R-specific allosteric inhibitor RLY-1047R H1047R allosteric inhibitor PI3KαOTHER Other PI3Kα allosteric programs Additional Other novel mutant selective mechanisms Other oncology 3 programs To be announced at DC or clinical start Genetic diseases 2 programs To be announced at DC or clinical start Challengers (Partnered programs) SHP2 RLY-1971 55-90K Combo --- --- To be announced at DC or clinical start Target Program Annual US patient # IND enabling Phase 1 Phase 2 Phase 3 Discovery

What To Expect From Relay Tx Nearer-term milestones Medium-term drivers $671M Cash, cash equivalents and investments as of the end of Q2 2021 Continued evolution of our Dynamo™️ platform 5 additional innovator programs Pursuit of challenger targets through partnerships Execution focus underpins value creation Clinical start expected in 1H 2022*; Add’l preclinical data at SABCS (Dec 2021) RLY-2608 (PI3KαPAN) Expansion cohorts open by 2021 year end; Additional data update expected in 2022 RLY-4008 (FGFR2) Next target to be disclosed in 1H 2022 Next target in pipeline GDC-6036 (KRAS G12C) combo trial initiated in July 2021 RLY-1971 (SHP2) Innovators Challengers Continued expansion of pipeline scope and scale *Subject to submission and acceptance of IND by the FDA